UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: April 20, 2007


                           NEWMARKET TECHNOLOGY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    000-27917                65-0729900
------------------------------   -------------------   -------------------------
 (State or other jurisdiction     (Commission File           (IRS Employer
      of incorporation)                Number)           Identification Number)



              14860 Montfort Drive, Suite 210, Dallas, Texas 75254
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-3372
                                 --------------
               Registrant's telephone number, including area code


        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 17, 2007, the Board of Directors and the management of NewMarket Technology, Inc. (the "Company"), have concluded that, financial statements included in the Annual Report for the year ended December 31, 2006 on Form 10K, filed with the Securities and Exchange Commission (SEC) on April 17, 2007, may need to be re-stated, due to asset recognition involving a joint venture interest held by the Company in China, which was merged into NewMarket China, Inc. In November 2006 and therefore should not be relied upon.

When reviewing the Company's current Annual Report on Form 10-K for the year ended December 31, 2006, shareholders should consider that the report unreliable and may be amended. The Company plans to file an amended Annual Report on Form 10-K, as may be needed.

The Company has discussed such changes with Pollard-Kelley Auditing Services, Inc., the Company's independent registered public accounting firm, who have concurred with management as to the re-examination of the above mentioned issues.



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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       NEWMARKET TECHNOLOGY, INC.


                                       By:  /s/ Philip Verges
                                          --------------------------------------
                                          Philip Verges, Chief Executive Officer


                                       Date: April 20, 2007



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